UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

___________________________

FORM 8-K/A

CURRENT REPORT

Pursuant to Section 13 or 15(d) of The Securities Exchange Act of 1934

Date of Report (Date of earliest event reported):  November 6, 2014 (November 6, 2014)

____________________________

NATIONAL HEALTHCARE CORPORATION

(Exact name of registrant as specified in its charter)

____________________________

Delaware (State or other jurisdiction of incorporation)	001-13489 (Commission File Number)	52-2057472 (I.R.S. Employer Identification No.)
100 Vine Street Murfreesboro, Tennessee (Address of Principal Executive Offices)		37130 (Zip Code)

Registrant’s telephone number, including area code:  (615) 890-2020

Not Applicable

(Former name or former address, if changed since last report)

__________________________________

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

[  ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

[  ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

[  ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2 (b))

[  ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

EXPLANATORY NOTE

This Form 8-K/A is filed as an amendment (the "Amendment") to the Current Report on Form 8-K filed by National HealthCare Corporation ("NHC") on November 6, 2014 (the "Current Report").  This Amendment is being filed solely for the purpose of correcting errors in the press release furnished as Exhibit 99.1 to the Current Report announcing September 30, 2014 earnings (the "Press Release") that occurred upon the document conversion to EDGAR.  The actual Press Release issued by NHC was correct.  The corrected Press Release is attached as Exhibit 99.1 to this Amendment.

ITEM 2.02.

RESULTS OF OPERATIONS AND FINANCIAL CONDITION

National HealthCare Corporation (“NHC”) issued a press release on November 6, 2014 announcing its September 30, 2014 earnings.  The entire press release is attached as Exhibit 99.1 and is incorporated by reference herein.

ITEM 8.01.

OTHER EVENTS.

NHC issued a press release on November 6, 2014 announcing its preferred and common dividends.  The entire press release is attached as Exhibit 99.2 and is incorporated by reference herein.

ITEM 9.01.

FINANCIAL STATEMENTS AND EXHIBITS.

(d)

Exhibits.

Exhibit No.	Description of Exhibit
99.1	Copy of press release issued on November 6, 2014 by National HealthCare Corporation announcing September 30, 2014 earnings
99.2	Copy of press release issued on November 6, 2014 by National HealthCare Corporation announcing preferred and common dividends

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date:

November 6, 2014

NATIONAL HEALTHCARE CORPORATION

By:  /s/ Donald K. Daniel

Name: Donald K. Daniel

Title:   Senior VP/Controller

            Principal Accounting Officer